EXHIBIT 24

                                POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby constitutes and appoints Bruce D. Hansen, Britt D. Banks, and Sharon E. Thomas each of them acting individually, his or her true and lawful attorney-in-fact and agent, with full power of substitution and revocation, in his or her name and on his or her behalf, to do any and all acts and things and to execute any and all instruments which said attorney-in-fact and agent may deem necessary or advisable to enable Newmont Mining Corporation to comply with the Securities Act of 1933, as amended (the "Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Act of up to, and including, 20,000,000 shares of Common Stock of the Corporation to be issued from time to time pursuant to the Newmont Mining Corporation 2005 Stock Incentive Plan including, without limitation, the power and authority to sign his or her name in any and all capacities (including his or her capacity as a Director and/or Officer of Newmont Mining Corporation) to a Registration Statement on Form S-8 or such other form as may be appropriate, and to any and all amendments, including post-effective amendments, to such Registration Statement, and to any and all instruments or documents filed as part of or in connection with such Registration Statement or any amendments thereto and the undersigned hereby ratifies and confirms all that said attorney-in-fact and agent shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have subscribed these presents as of the 27th day of April, 2005.


                 Signature                                Title

             /s/ Glen A. Barton                           Director
-----------------------------------------------
                 Glen A. Barton


             /s/ Vincent A. Calarco                       Director
-----------------------------------------------
                 Vincent A. Calarco


             /s/ Michael S. Hamson                        Director
-----------------------------------------------
                 Michael S. Hamson


             /s/ Leo I. Higdon, Jr.                       Director
-----------------------------------------------
                 Leo I. Higdon, Jr.


             /s/ Pierre Lassonde                          Director
-----------------------------------------------
                 Pierre Lassonde


             /s/ Robert J. Miller                         Director
---------------------------------------------
                 Robert J. Miller

                                                          Chairman of the Board and Chief
             /s/ Wayne W. Murdy                           Executive Officer
---------------------------------------------             (Principal Executive Officer)
                 Wayne W. Murdy


             /s/ Robin Plumbridge                         Director
---------------------------------------------
                 Robin A. Plumbridge


             /s/ John B. Prescott                         Director
---------------------------------------------
                 John B. Prescott


             /s/ Donald C. Roth                           Director
---------------------------------------------
                 Donald C. Roth


             /s/ Seymour Schulich                         Director
---------------------------------------------
                 Seymour Schulich


             /s/ James V. Taranik                         Director
---------------------------------------------
                 James V. Taranik


             /s/ Bruce D. Hansen                          Senior Vice President and Chief Financial Officer
---------------------------------------------             (Principal Financial Officer)
                 Bruce D. Hansen


             /s/ Russell Ball                             Vice President and Controller
---------------------------------------------             (Principal Accounting Officer)
                 Russell Ball
